Exhibit 10.107

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

EXECUTION VERSION

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 1, dated as of January 28, 2020 (this “Amendment”), to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the “Agreement”), dated as of July 10, 2019, is by and among CALIBER HOME LOANS, INC., as borrower (the “Borrower”), GOLDMAN SACHS BANK USA, as administrative agent (the “Administrative Agent”) for the financial institutions that may from time to time become parties the Agreement (each such financial institution, a “Lender”, and collectively, the “Lenders”) and GOLDMAN SACHS BANK USA, as majority lender (the “Majority Lender”) under the Agreement.

WHEREAS, the Administrative Agent, the Borrower and the Majority Lender desire to amend Schedule III to the Agreement to add an additional valuation service provider as a “Valuation Agent” under the Agreement;

WHEREAS, pursuant to the definition of “Valuation Agent” set forth in the Agreement, Schedule III may be amended from time to time by the Administrative Agent, the Borrower and the Majority Lender;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Effectiveness of this Amendment. This Amendment will be effective as of the date hereof.

SECTION 2. Definitions. For all purposes of this Amendment, all capitalized terms used herein without definition shall have the meanings set forth or referred to in the Agreement.

SECTION 3. Amendments. As of the date of this Amendment, Schedule III to the Agreement shall be amended by adding [***] as a Valuation Agent.

SECTION 4. Notice of Amendment; Delivery of Copies of Executed Amendment; Other Lenders. The Administrative Agent provided Freddie Mac with notice of this Amendment, and shall provide each Lender and Freddie Mac with a fully executed copy of this Amendment upon the execution and delivery of counterparts of this Amendment by the parties hereto, all as required pursuant to Section 4(b)(i) of the Freddie Mac Acknowledgement Agreement.

SECTION 5. Reference to and Effect. All references in the Agreement to itself shall be deemed to refer to such Agreement as modified and supplemented by this Amendment. As modified by this Amendment, the Agreement is in all respects ratified and confirmed and the Agreement as so modified by this Amendment shall be read, taken, and construed as one and the same instrument.

SECTION 6. No Other Amendments. Except as expressly amended hereby, the Agreement is hereby ratified and confirmed and shall remain in full force and effect in accordance with its terms, without any waiver, amendment or modification of any provision thereof.

SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by e-mail in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then, such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and such Agreement and shall in no way affect the validity or enforceability of the other provisions of this Amendment.

SECTION 9. Governing Law. THIS AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

SECTION 10. Successors and Assigns Bound. This Amendment shall be binding upon and inure to the benefit of the parties and their respective legal representatives, permitted successors and permitted assigns.

SECTION 11. Further Modifications. No modification, amendment, extension, discharge, termination or waiver of any provision of this Amendment nor consent to any departure by the parties to this Amendment therefrom, shall in any event be effective unless the same shall be in writing signed by the party against whom enforcement is sought, and then such modification, amendment, extension, discharge, termination, waiver or consent shall be effective only in the specific instance, and for the purpose, for which given.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CALIBER HOME LOANS, INC.
By:	/s/ Glenn Minkoff
Name: GLENN MINKOFF
Title: SENIOR VICE PRESIDENT

GS-CALIBER: Amendment No. 1 to Second Amended and Restated Credit Agreement

GOLDMAN SACHS BANK USA, as Administrative Agent
By:	/s/ Bryan Holt
Name: Bryan Holt
Title: Authorized Person

GS-CALIBER: Amendment No. 1 to Second Amended and Restated Credit Agreement

GOLDMAN SACHS BANK USA, as Majority Lender
By:	/s/ Bryan Holt
Name: Bryan Holt
Title: Authorized Person

GS-CALIBER: Amendment No. 1 to Second Amended and Restated Credit Agreement